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                                                                    Exhibit 3.15
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
Form BCA-2.10                            ARTICLE OF INCORPORATION
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     (Rev. Jan. 1999)                         This space for use by Secretary of State             SUBMIT IN DUPLICATE!
Jesse White                                                                                   ---------------------------------
Secretary of State
Department of Business Services                                                                    This space for use by
Springfield, IL  62756                                                                              Secretary of State
http://www.sos.state.il.us                                                                    Date
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Payment must be made by certified
check, cashier's check, Illinois                                                              Franchise Tax   $
attorney's check, Illinois C.P.A.'s                                                           Filing Fee      $
check or money order payable to
"Secretary of State."                                                                         Approved:
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1.       CORPORATE NAME: ______________________________________________________________________________________________________

_______________________________________________________________________________________________________________________________
         (The corporate name must contain the word "corporation", "company," "incorporated," "limited" or an abbreviation thereof.)


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2.       Initial Registered Agent:            _________________________________________________________________________________
                                              First Name               Middle Initial                     Last Name

                                              _________________________________________________________________________________
                                              Number                   Street                             Suite #

                                              _________________________________________________________________________________
                                              City                     County                             Zip Code

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3.       Purpose or purposes for which the corporation is organized:
         (If not sufficient space to cover this point, add one or more sheets of this size.)




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4.       Paragraph 1:  Authorized Shares, Issued Shares and Consideration Received:

                       Par Value              Number of Shares             Number of shares         Consideration to be
     Class             per Share                 Authorized             Proposed to be Issued        Received Therefor
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                       $                                                                            $
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                                                                                                    TOTAL = $
Paragraph 2:  The preferences, qualifications, limitations, restrictions and special or relative rights in respect of the shares of each class are:
(If not sufficient space to cover this point, add one or more sheets of this size.)

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                                                      (over)


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5.       OPTIONAL:    (a)  Number of directors constituting the initial board of directors of the corporation: _______________.
                      (b)  Names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and qualify:

                           Name                               Residential Address                City, State, Zip
                           ----------------------------------------------------------------------------------------------------

                           ----------------------------------------------------------------------------------------------------

                           ----------------------------------------------------------------------------------------------------

                           ----------------------------------------------------------------------------------------------------

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6.       OPTIONAL     (a)  It is estimated that the value of all property to be owned by
                           the corporation for the following year wherever located will be:      $_____________________________
                      (b)  It is estimated that the value of the property to be located
                           within the State of Illinois during the following year will be:       $_____________________________
                      (c)  It is estimated that the gross amount of business that will be
                           transacted by the corporation during the following year will be:      $_____________________________
                      (d)  It is estimated that the gross amount of business that will be transacted from places of business in the State of Illinois during
                           the following year will be:                                           $_____________________________

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7.       OPTIONAL:         OTHER PROVISIONS
                           Attach a separate sheet of this size for any other provision to be included in the
                           Articles of Incorporation, e.g., authorizing preemptive rights, denying cumulative voting, regulating internal affairs, voting majority requirements, fixing a duration other than perpetual, etc.

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8.       NAME(S) & ADDRESS(ES) OF INCORPORATOR(S)

         The undersigned incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing Articles of Incorporation are true.

Dated _____________________________, ____
            (Month & Day       Year

                        Signature and Name                                                      Address

1. _______________________________________________________          1. ________________________________________________________
     Signature                                                           Street

   _______________________________________________________             ________________________________________________________
     (Type or Print Name)                                                City/Town             State            ZIP Code

2. _______________________________________________________          2. ________________________________________________________
     Signature                                                           Street

   _______________________________________________________             ________________________________________________________
     (Type or Print Name)                                                City/Town             State            ZIP Code

3. _______________________________________________________          3. ________________________________________________________
     Signature                                                           Street

   _______________________________________________________             ________________________________________________________
     (Type or Print Name)                                                City/Town             State            ZIP Code

(Signatures must be in BLACK INK on original document.  Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)

NOTE:  If a corporation acts as incorporator, the name of the corporation and the state of incorporation shall be shown and the execution shall be by its president or vice president and verified by him, and attested by its secretary or assistant secretary.
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                                                   FEE SCHEDULE

o        The initial franchise tax is assessed at the rate of 15/100 of 1 percent ($1.50 per $1,000) on the paid-in capital represented in this state, with a minimum of $25.
o        The filing fee is $75.
o        The minimum total due (franchise tax + filing fee) is $100.
         (Applies when the Consideration to be Received as set forth in Item 4 does not exceed $16,667)
o        The Department of Business Services in Springfield will provide assistance in calculating the total fees if necessary.
         Illinois Secretary of State                Springfield, IL  62756
         Department of Business Services            Telephone (217) 782-9522 or 782-9523
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